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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): June 3, 2002

                              800America.com, Inc.
               (Exact name of issuer as specified in its charter)

Nevada                                     000-28547            87-0567884
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(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)   (IRS EMPLOYER
INCORPORATION)                                               IDENTIFICATION NO.)


                         420 Lexington Avenue, Suite2743
                            New York, New York 10170
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              (Address Of Principal Executive Offices and Zip Code)


                                 (800) 999-5048
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              (Registrant's Telephone Number, Including Area Code)



ITEM 4.  Changes in Registrant's Certifying Accountants.

         Jack F. Burke, Jr. the independent auditors who had been engaged by the Company as the principal accountants to audit the Company's consolidated financial statements for 2001, was dismissed effective June 3, 2002. The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors and unanimously approved by the Board of Directors.












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         The reports of Jack F. Burke, Jr. on the financial statements of the
Company during the two-year period ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principals. During the two-year period ended December 31, 2001 and the subsequent interim period preceding the dismissal of Jack F. Burke, Jr., the Company did not have any disagreements with Jack F. Burke, Jr., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Jack F. Burke, Jr. would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The Company has requested Jack F. Burke, Jr. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 3, 2002, is filed as
Exhibit 99 to this Form 8-K

         On June 3, 2002, the Company engaged Piltz, Williams, LaRosa & Company as the Company's new auditors to audit the Company's consolidated financial statements. Accordingly, Piltz, Williams, LaRosa & Company will act as the Company's independent auditors for the fiscal year ending December 31, 2002.

ITEM 7.  Financial Statements and Exhibits

         The following exhibit is furnished with the Report on Form 8-K:

         Exhibit Number                      Description
         --------------                      -----------
              99 Letter to Securities and Exchange Commission, dated June 3, 2002 from Jack F. Burke, Jr.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     800AMERICA.COM, INC.


Date: June 4, 2002                                   By:  /s/ David E. Rabi
                                                        -------------------
                                                        David E. Rabi
                                                        Chief Executive Officer





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